UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: August 3, 2005
                                         --------------
                        (Date of earliest event reported)

                          21ST CENTURY HOLDING COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Florida                  0-2500111                  65-0248866
    -------------------      --------------------      -----------------------
      (State or other          (Commission File            (I.R.S. Employer
      jurisdiction of               Number)              Identification No.)
      incorporation)

             3661 West Oakland Park Blvd., Suite 300
                       Lauderdale Lakes, FL                 33311
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             (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code: (954) 581-9993
                                                           --------------
                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.
           ----------------------------------------------

On August 3, 2005, 21st Century Holding Company (the "Company") issued a press release to report its results for its fiscal quarter ended June 30, 2005. A copy of the press release is attached to this current report on Form 8-K as Exhibit
99.1 and incorporated herein by reference.

Item 7.01  Regulation FD Disclosure.
           -------------------------

During the Company's investor conference call on August 3, 2005, commencing at 4:30 P.M., Edward J. Lawson, President and Chairman of the Board, responded to a question by indicating that the surplus of Federated National Insurance Company totaled approximately $13.4 million as of June 30, 2005 and the surplus of American Vehicle Insurance Company totaled approximately $17.6 million as of June 30, 2005.

The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto is hereby intended to be furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure." As provided in General Instruction B.6 of SEC Form 8-K, such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.
           ----------------------------------

      (c)  Exhibits.
           ---------
      99.1 21st Century Holding Company Press Release, dated August 3, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    21ST CENTURY HOLDING COMPANY


Date: August 4, 2005                By:    /s/Richard A. Widdicombe
                                           -------------------------------------
                                    Name:  Richard A. Widdicombe
                                    Title: Chief Executive Officer
                                           (Principal Executive Officer)


Date: August 4, 2005                By:    /s/   James Gordon Jennings, III
                                           -------------------------------------
                                    Name:  James Gordon Jennings, III
                                    Title: Chief Financial Officer
                                           (Principal Accounting and
                                           Financial Officer)

                                  EXHIBIT INDEX

Exhibit No.  Exhibit Title
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       99.1    21st Century Holding Company Press Release, dated August 3, 2005.